Back to Form 8-k
Exhibit 10.1

AHCA CONTRACT NO. FA971
AMENDMENT NO. 7
THIS CONTRACT, entered into between the State of Florida, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency" and WELLCARE OF FLORIDA, INC., D/B/A STAYWELL HEALTH PLAN OF FLORIDA, hereinafter referred to as the "Vendor," or “Health Plan,” is hereby amended as follows:

1.
Effective January 1, 2014, Attachment I, Scope of Services, Capitated Health Plans, Section D., Services to be Provided, Item 3., Other Service Requirements, Table 8 – Effective 09/01/12 – 08/31/15, Medicaid Redetermination Date Data is hereby deleted in its entirety and replaced with Table 8 – Effective Date: 01/01/14 – 08/31/15, Medicaid Redetermination Date Data as follows.

TABLE 8 Effective Date: 01/01/14 – 08/31/15
Medicaid Redetermination Date Data	Authorized
The Health Plan shall use Medicaid redetermination date data as specified in Attachment II, Core Contract Provisions, Section IV, Enrollee Services, Community Outreach and Marketing.

2.
Effective September 1, 2013, Attachment I, Scope of Services, Capitated Health Plans, Exhibit 2-R, Medicaid Reform HMO Capitation Rates, Effective September 1, 2012 – August 31, 2013 (90112), is hereby deleted in its entirety and replaced with Exhibit 2-R, Medicaid Reform HMO Capitation Rates, Effective September 1, 2013 – August 31, 2014, attached hereto and made part of this Contract.

3.
Effective September 1, 2013, Attachment I, Scope of Services, Capitated Health Plans, Exhibit 2-NR, Medicaid Non-Reform HMO Capitation Rates, Effective September 1, 2012 – August 31, 2013 (90112), is hereby deleted in its entirety and replaced with Exhibit 2-NR, Medicaid Non-Reform HMO Capitation Rates, Effective September 1, 2013 – August 31, 2014, attached hereto and made part of this Contract.

4.
Effective September 1, 2013, Attachment II, Core Contract Provisions, Section II, General Overview, Item D., General Responsibilities of the Health Plan, sub-item 13., the third sentence is hereby amended to now read as follows:

The Health Plan shall have at least thirty (30) calendar days to fulfill such ad hoc requests unless the Agency directs the Health Plan to provide data or information in less than thirty (30) calendar days.

5.	Effective July 1, 2013, Attachment II, Core Contract Provisions, Section V, Covered Services, Item H., Coverage Provisions, sub-item 10.a.(10) is hereby amended to include (a) and (b) as follows:

(a)
Effective with July 1, 2013 dates of inpatient admission, in Reform and non-Reform, the Health Plan shall count inpatient days based on the lesser of the actual number of covered days in the inpatient hospital stay and the average length of stay for the relevant All Patient Refined Diagnosis Related Group (APR-DRG or DRG). This requirement applies whether or not the Health plan uses DRGs to pay the provider. DRGs can be found at the following website: http://ahca.myflorida.com/Medicaid/cost_reim/index.shtml.

AHCA Contract No. FA971, Amendment No. 7, Page 1 of 7

(b)
If an enrollee has not yet met his/her forty-five (45) day hospital inpatient limit per state fiscal year for non-pregnant adults, at the start of a new hospital admission, the entire new stay must be covered by the Health plan in which the enrollee was enrolled on the date of admission. This requirement applies even if the actual or average length of stay for the DRG puts the person over the inpatient limit. There is no proration of inpatient days.

6.
Effective July 1, 2013, Attachment II, Core Contract Provisions, Section V, Covered Services, Item H., Coverage Provisions, sub-item 10.a.(11) is hereby deleted in its entirety. Sub-item 10.a.(12) remains unchanged.

7.	Attachment II, Core Contract Provisions, Section V, covered Services, Item H., Coverage Provisions, sub-item 23.a.(13) is hereby included as follows:

(13)
In accordance with the Affordable Care Act (ACA) primary care physician (PCP) fee increase provisions of this Attachment, primary care services provided to MediKids are not eligible for this fee increase. Health Plans shall not include such payments in the summary reports and encounter data supporting documentation submissions of the ACA PCP fee increase payments.

8.	Attachment II, Core Contract Provisions, Section VII, Quality Management, Item A., Quality Improvement, sub-item 3.b.(7) is hereby deleted in its entirety and replaced as follows:

(7)	PIP Documentation

(a)	PIP Proposal

(i)	Within ninety (90) calendar days after initial Contract execution, the Health Plan shall submit to the BMHC, in writing, a proposal for each planned PIP.

(ii)
Each PIP proposal shall be submitted using the most recent version of the EQRO PIP summary form. The EQRO PIP summary form may be obtained from the Florida EQRO. Instructions for using the form to submit PIP proposals and updates may be obtained from BMHC.

(iii)	Activities 1 through 6 of the EQRO PIP summary form must be addressed in the PIP proposal.

(iv)	In the event the Health Plan elects to modify a portion of the PIP proposal after initial Agency approval, a written request to do so must be submitted to the BMHC.

(b)	Annual PIP Submission

(i)	The Health Plan shall submit ongoing PIPs annually by August 1st to BMHC for review and approval.

(ii)
The Health Plan shall use the most recent EQRO PIP summary form, which reflects federal CMS requirements, in its annual submission to reflect the Health Plan’s progress. The Health Plan shall transfer ongoing PIPs to a new, updated EQRO form.

(iii)	The Health Plan shall submit the BMHC-approved EQRO PIP summary form to the EQRO upon its request for validation. The Health Plan shall not make changes to the

AHCA Contract No. FA971, Amendment No. 7, Page 2 of 7

BMHC-approved PIP being submitted to the EQRO unless expressly permitted by BMHC in writing.

9.
Attachment II, Core Contract Provisions, Section XII, Reporting Requirements, Item B., Reporting Tables, Table 1, Effective September 1, 2013, Summary of Reporting Requirements, Section V, Covered Services, Inpatient Discharge Report is hereby deleted from Table 1.

10.	Attachment II, Core Contract Provisions, Section XIV, Sanctions, Item D., Disputes, sub-item 1. is hereby amended to now read as follows. Sub-items 2. and 3. remain unchanged.

1.	To dispute a sanction, the Health Plan must request that the Agency’s Deputy Secretary for Medicaid or designee, hear and decide the dispute.

a.
The Health Plan must submit, within twenty-one (21) calendar days after the issuance of a sanction, a written dispute of the sanction directly to the Deputy Secretary or designee; this submission shall include all arguments, materials, data, and information necessary to resolve the dispute (including all evidence, documentation and exhibits). A Health Plan submitting such written requests for appeal or dispute as allowed under the Contract, shall submit such appeal or dispute to the following mailing address:

Deputy Secretary for Medicaid
Agency for Health Care Administration
Managed Care Appeals/Disputes, MS 70
2727 Mahan Drive
Tallahassee, FL 32308

b.
The Health Plan waives any dispute not raised within twenty-one (21) calendar days of receiving the sanction. It also waives any arguments it fails to raise in writing within twenty-one (21) calendar days of receiving the sanction, and waives the right to use any materials, data, and/or information not contained in or accompanying the Health Plan’s submission submitted within the twenty-one (21) calendar days following its receipt of the sanction in any subsequent legal, equitable, or administrative proceeding (to include circuit court, federal court and any possible administrative venue).

11.	Attachment II, Core Contract Provisions, Section XVI, Terms and Conditions, Item I., Disputes, sub-item 1. is hereby amended to now read as follows. Sub-items 2. and 3. remain unchanged.

1.	To dispute an interpretation of the Contract, the Health Plan must request that the Agency’s Deputy Secretary for Medicaid hear and decide the dispute.

a.
The Health Plan must submit, within twenty-one (21) calendar days after the notice of sanction, a written dispute of the Contract Interpretation directly to the Deputy Secretary; this submission shall include all arguments, materials, data, and information necessary to resolve the dispute (to include all evidence, documentation and exhibits). A Health Plan submitting such written requests for appeal or dispute, as allowed under the Contract, shall submit such appeal or dispute to the following mailing address:

Deputy Secretary for Medicaid
Agency for Health Care Administration
Managed Care Appeals/Disputes, MS 70
2727 Mahan Drive
Tallahassee, FL 32308

AHCA Contract No. FA971, Amendment No. 7, Page 3 of 7

b.
The Health Plan waives any dispute not raised within twenty-one (21) calendar days of receiving a notice of the Contract interpretation. It also waives any arguments it fails to raise in writing within twenty-one (21) calendar days of receiving a notice of Contract interpretation, and waives the right to use any materials, data, and/or information not contained in or accompanying the Health Plan’s submission submitted within the twenty-one (21) calendar days following its receipt of the notice of the Contract interpretation in any subsequent legal, equitable, or administrative proceeding (to include circuit court, federal court and any possible administrative venue).

12.	Attachment II, Core Contract Provisions, Section XVI, Terms and Conditions, Item Q., Termination Procedures, sub-item 2.i. is hereby included as follows.

i.
The terminated Health Plan is obligated to submit encounter data in accordance with Attachment II, Core Contract Provisions, Section X, Administration and Management, Item D., Encounter Data, for all services provided to enrollees for dates of service included in this Contract.

13.	Attachment II, Core Contract Provisions, Section XVII, Liquidated Damages, Item A., Damages, sub-item 3., the first sentence is hereby amended to now read as follows:
If the Health Plan fails to perform any of the services described in the Contract, the Agency may assess liquidated damages for each occurrence listed in the below table in Item C., Issues and Amounts.

14.	Attachment II, Core Contract Provisions, Section XVII, Liquidated Damages, Item A., Damages, sub-item 7. is hereby amended to now read as follows. Sub-items 8. and 9. remain unchanged.

7.	To dispute the imposition of liquidated damages under the Contract, the Health Plan must request that the Agency’s Deputy Secretary for Medicaid hear and decide the dispute.

a.
The Health Plan must submit, within twenty-one (21) calendar days after the notice of the imposition of liquidated damages, a written dispute of the Contract interpretation directly to the Deputy Secretary; this submission shall include all arguments, materials, data, and information necessary to resolve the dispute (to include all evidence, documentation and exhibits). A Health Plan submitting such written requests for appeal or dispute, as allowed under the Contract, shall submit such appeal or dispute to the following mailing address:

Deputy Secretary for Medicaid
Agency for Health Care Administration
Managed Care Appeals/Disputes, MS 70
2727 Mahan Drive
Tallahassee, FL 32308

b.
The Health Plan waives any dispute not raised within twenty-one (21) calendar days of receiving a notice of imposition of liquidated damages. It also waives any arguments it fails to raise in writing within twenty-one (21) calendar days of receiving a notice of the imposition of liquidated damages, and waives the right to use any materials, data, and/or information not contained in or accompanying the Health Plan’s submission submitted within the twenty-one (21) calendar days following its receipt of the notice of the imposition of liquidated damages in any subsequent legal, equitable, or administrative proceeding (to include circuit court, federal court and any possible administrative venue).

AHCA Contract No. FA971, Amendment No. 7, Page 4 of 7

15.
Attachment II, Core Contract Provisions, Exhibit 7, Provider Network, Non-Reform Health Plans covering dental as an optional service and Reform Health plans, Section VII, Provider Network, Item B., Network Standards, is hereby amended to include sub-item 2.e., Specialists and Other Providers as follows:

Non-Reform Health Plans covering dental as an optional service and Reform Health Plans
Section VII, Provider Network, Item B., Network Standards

2.	Specialists and Other Providers

e.
In addition to the requirements in Attachment II, Section VII, Provider Network, Item B., Network Standards, a non-Reform Health Plan covering dental as an optional service or a Reform Health Plan shall ensure that its provider network meets the following requirements:

(1)
The Health Plan shall ensure the availability of providers in the following dental specialty areas, as appropriate for both adults and pediatric enrollees, on at least a referral basis. The Health plan shall use participating specialists with pediatric expertise for children/adolescents when the need for pediatric specialty care is significantly different from the need for adult specialty care (for example a pediatric endodontist). Specialties below marked with an asterisk (*) require the Health Plan to assure the availability of both adult and pediatric participating providers.

(a)	Endodontics;

(b)	Oral and maxillofacial surgery*,

(c)	Orthodontics,
(d) Periodontics, and

(e)	Prosthodontics*

(2)
The Health Plan shall determine when exceptional referrals to out-of-network specialty-qualified providers are needed to address any unique dental needs of an enrollee (for example, when an enrollee’s dental condition requires the placement of a maxillofacial prosthesis for the correction of an anatomical deficiency). Financial arrangements for the provision of such services shall eb agreed to prior to the provision of services. The Health Plan shall develop and maintain policies and procedures for such referrals.

16.    Attachment II, Core Contract Provisions, Exhibit 7, Provider Network, Non-Reform Health Plans covering dental as an optional service and Reform Health plans, Section VII, Provider Network, Item B., Network Standards, is hereby amended to include sub-item 5., Primary Dental Providers as follows:

Non-Reform Health Plans covering dental as an optional service and Reform Health Plans
Section VII, Provider Network, Item B., Network Standards, sub-item 5., Primary Care Providers

5.	Primary Dental Providers

AHCA Contract No. FA971, Amendment No. 7, Page 5 of 7

In addition to the requirements in Attachment II, Section VII, Provider Network, Item B., Network Standards, non-Reform Health Plans covering dental as an optional service and Reform Health Plans shall ensure that their provider networks meet the following requirements:

a.
The Health Plan shall enter into provider contracts with a sufficient number of Primary Dental Providers (PDPs) providing dental services to ensure adequate accessibility for enrollees of all ages. The Health Plan shall ensure that PDPs provide services in accordance with this Contract and the Medicaid Dental Services Coverage and Limitations Handbooks.

b.	The Health Plan shall provide the following:
(1) At least one (1) FTE PDP per service area including, but not limited to, the following broad specialty areas:

a.	General dentist; and

b.	Pediatric dentist.

(2)
At least one (1) FTE PDP per 1,500 enrollees. The Health Plan may increase the ratio by 500 enrollees for each FTE licensed dental hygienist affiliated with a PDP providing dental services. However, this increase is limited to two (2) FTE licensed dental hygienists per FTE dentist.

c.	The Health plan shall ensure that PDP services and referrals to participating specialists are available on a timely basis, as follows:

(1)	Urgent Care – within one (1) day,

(2)	Routine Sick Patient Care – within one (1) week,

(3)	Well Care Visit – within one (1) month, and

(4)	Follow-up dental services – within one (1) month after assessment.

17.
Attachment II, Core Contract Provisions, Exhibit 13, Capitated Reform Health Plans (CAP-REFORM), Method of Payment, is hereby amended to include sub-item H., ACA PCP Payments to Capitated Plans as follows:

H.	ACA PCP Payments to Capitated Plans
Upon the Agency’s receipt and approval of the capitated Health Plan’s ad hoc and quarterly reports of utilization and encounter data for physicians eligible for the ACA primary care physician payment increase, the Agency shall pay the Health Plan a supplemental payment for eligible services provided between January 1, 2013 and December 31, 2014. This payment will be based on the Agency’s approved health plan payment methodology from the Centers for Medicare & Medicaid Services.

1.	The Agency shall notify the Health Plan of the supplemental payment being made.

2.
Such payment shall be made through the Medicaid fiscal agent. The Health Plan shall address errors found regarding such reports in accordance with Attachment II, Exhibit 13, Method of Payment, Item F., Error, of this Contract.

AHCA Contract No. FA971, Amendment No. 7, Page 6 of 7

Unless otherwise stated, this Amendment shall be effective upon execution by both Parties.
All provisions not in conflict with this Amendment are still in effect and are to be performed at the level specified in this Contract.
This Amendment, and all its attachments, are hereby made part of this Contract.
This Amendment cannot be executed unless all previous amendments to this Contract have been fully executed.
IN WITNESS WHEREOF, the Parties hereto have caused this fourteen (14) page Amendment (including all attachments) to be executed by their officials thereunto duly authorized.

WELLCARE OF FLORIDA, INC., D/B/A	STATE OF FLORIDA, AGENCY FOR
HEALTHEASE	HEALTH CARE ADMINISTRATION

SIGNED		SIGNED
BY:	/s/ David McNichols	BY:	/s/ Elizabeth Dudek

NAME:	David McNichols	NAME:	Elizabeth Dudek

TITLE:	Region President	TITLE:	Secretary

DATE:	January 3, 2014	DATE:	1/6/14

List of Attachments/Exhibits included as part of this Amendment:

Specify
Type	Number	Description
Attachment I	Exhibit 2-R	Medicaid Reform HMO Capitation Rates, Effective September 1, 2013 – August 31, 2014 (2 Pages)

Attachment I	Exhibit 2-NR	Medicaid Non-Reform HMO Capitation Rates, Effective September 1, 2013 – August 31, 2014 (5 Pages)

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AHCA Contract No. FA971, Amendment No. 7, Page 7 of 7

WellCare of Florida, Inc. d/b/a	Medicaid Reform and Non-Reform
Staywell Health Plan of Florida	HMO Contract

ATTACHMENT I
EXHIBIT 2-R
MEDICAID REFORM HMO CAPITATION RATES
Effective September 1, 2013 – August 31, 2014
By Area, Age and Eligibility Category

TABLE 1:	COMPREHENSIVE COMPONENT AND CATASTROPHIC COMPONENT CAPITATION RATES

Effective September 1, 2013 – August 31, 2014
ESTIMATED HEALTH PLAN RATES; NOT FOR USE UNLESS APPROVED BY CMS

	AREA 4	AREA 10
Eligibility Category: Children and Families
Month 0-2 All	$1,254.43	$1,290.08
Month 3-11 All	$202.78	$208.54
1-5 All	$147.67	$142.05
6-13 All	$147.67	$142.05
14-20 Female	$147.67	$142.05
14-20 Male	$147.67	$142.05
21-54 Female	$147.67	$142.05
21-54 Male	$147.67	$142.05
55+ All	$147.67	$142.05
Eligibility Category: Aged and Disabled
Month 0-2 All	$25,030.37	$25,626.47
Month 3-11 All	$3,918.32	$4,011.64
1-5 All	$891.10	$945.83
6-13 All	$891.10	$945.83
14-20 All	$891.10	$945.83
21-54 All	$891.10	$945.83
55+ All	$891.10	$945.83
Eligibility Category: Aged and Disabled with Medicare Parts A & B
Under Age 65	$175.41	$152.49
Age 65 and Over	$124.04	$107.83
Eligibility Category: Aged and Disabled with Medicare Part B Only
All Ages	$372.25	$372.66
Population: HIV/AIDS Specialty Population
No Medicare HIV	$1,879.43	$2,796.49
No Medicare AIDS	$2,712.41	$3,629.28
Medicare HIV	$195.95	$209.22
Medicare AIDS	$172.83	$244.25
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AHCA Contract No. FA971, Attachment I, Exhibit 2-R, Page 1 of 2

WellCare of Florida, Inc. d/b/a    Medicaid Reform and Non-Reform
Staywell Health Plan of Florida    HMO Contract

TABLE 2:	KICK PAYMENT AMOUNTS FOR COVERED OBSTETRICAL DELIVERY SERVICES

Effective September 1, 2013 – August 31, 2014

CPT Code	Obstetrical Delivery CPT Code Description	Area 4	Area 10
59409	Vaginal delivery only	$4,125.39	$4,071.76
59410	Vaginal delivery including postpartum care
59515	Cesarean delivery including postpartum care
59612	Vaginal delivery only, after previous cesarean delivery
59614	Vaginal delivery only, after previous cesarean delivery including postpartum care
59622	Cesarean delivery only, following attempted vaginal delivery after previous cesarean delivery inc postpartum care

TABLE 3:	KICK PAYMENT AMOUNTS FOR COVERED TRANSPLANT SERVICES

Effective September 1, 2013 – August 31, 2014

CPT Code	Transplant CPT Code Description	Children/Adolescents or Adult	All Areas
32851	Lung single, without bypass	Children/Adolescents	$320,800.00
32851	Lung single, without bypass	Adult	$238,000.00
32852	Lung single, with bypass	Children/Adolescents	$320,800.00
32852	Lung single, with bypass	Adult	$238,000.00
32853	Lung double, without bypass	Children/Adolescents	$320,800.00
32853	Lung double, without bypass	Adult	$238,000.00
32854	Lung double, with bypass	Children/Adolescents	$320,800.00
32854	Lung double, with bypass	Adult	$238,000.00
33945	Heart transplant with or without recipient cardiectomy	All Age Groups	$162,000.00
47135	Liver, allotransplation, orthotopic, partial or whole from cadaver or living donor	All Age Groups	$122,600.00
47136	Liver, heterotopic, partial or whole from cadaver or living donor any age	All Age Groups	$122,600.00

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AHCA Contract No. FA971, Attachment I, Exhibit 2-R, Page 2 of 2

Attachment I
Exhibit 2-NR
Medicaid Non-Reform HMO Capitation Rates
Effective September 1, 2013 – August 31, 2014
By Area, Age group and Eligibility Category

Table 1
General Rates:

					TANF								SSI-N				SSi-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male
01	1,022.78	165.28	101.52	65.71	116.76	68.26	259.83	142.03	322.65	18,557.91	2,904.55	309.83	169.33	199.26	794.92	868.30	344.54	120.62	80.25
02	978.50	158.10	96.12	57.76	106.67	60.28	244.19	131.48	305.77	17,759.29	2,779.64	284.85	131.71	164.25	711.68	812.84	344.54	108.35	71.57
03	1,106.36	178.78	109.63	70.08	125.32	72.87	280.22	152.79	348.45	19,630.85	3,072.80	327.56	178.65	210.37	840.12	918.22	344.54	93.29	60.92
04	1,234.53	199.48	121.74	75.24	136.92	78.38	310.12	167.92	387.14	21,291.93	3,332.79	354.53	191.82	226.47	908.05	994.74	344.54	87.44	56.79
05	1,288.48	208.21	127.35	79.98	144.34	83.25	324.94	176.53	404.88	21,088.11	3,300.83	347.77	181.20	216.65	885.17	980.00	344.54	79.33	51.05
06	1,205.59	194.83	119.82	78.21	138.38	81.22	306.93	168.07	380.75	20,269.26	3,172.75	339.72	188.37	220.61	873.75	950.41	344.54	76.31	48.92
07	1,217.57	196.72	119.47	71.16	132.03	74.30	303.23	162.99	380.07	21,525.94	3,369.32	352.91	179.54	216.43	894.80	997.11	344.54	85.35	55.31
09	1,190.30	192.33	117.09	71.05	130.54	74.11	297.73	160.62	372.41	21,406.42	3,350.46	342.67	156.97	196.44	854.96	978.71	344.54	97.67	64.02
10	1,289.99	208.45	127.41	79.64	144.08	82.92	324.94	176.36	405.10	25,625.79	4,010.96	415.30	201.15	246.69	1,044.86	1,179.51	367.44	135.27	90.61
11	1,371.59	221.64	135.69	85.82	154.33	89.30	346.48	188.50	431.39	20,345.04	3,184.30	323.89	144.55	182.66	805.07	927.41	344.54	112.69	74.65
6B	1,184.79	191.48	117.93	77.77	136.89	80.72	302.43	165.96	374.71	20,178.77	3,158.57	336.87	184.05	216.60	864.25	944.10	344.54	76.31	48.92
8A	1,253.19	202.52	124.25	79.76	142.32	82.91	317.73	173.38	394.91	22,104.38	3,459.96	367.72	198.23	234.32	941.23	1,032.16	344.54	86.50	56.13
8B	1,034.98	167.24	102.32	64.35	116.04	66.97	261.10	141.88	325.28	20,675.20	3,236.22	342.54	181.75	215.98	874.45	963.24	344.54	83.77	54.20

Table 2
General + Mental Health Rates:

					TANF								SSI-N				SSI-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male
01	1,022.84	165.34	103.09	73.70	124.65	76.15	266.73	148.93	327.22	18,558.21	2,905.15	323.60	205.19	230.50	852.88	889.69	349.76	137.84	97.47
02	978.59	158.19	98.63	70.51	119.25	72.86	255.19	142.48	313.06	17,759.82	2,780.17	309.68	196.36	220,58	816.19	851.41	349.76	125.57	88.79
03	1,106.43	178.85	111.52	79.72	134.83	82.38	288.53	161.10	353.96	19,631.17	3,073.12	342.31	217.05	243.82	902.19	941.13	349.76	110.51	78.14
04	1,234.63	199.58	124.44	88.96	150.46	91.92	321.96	179.76	394.98	21,292.29	3,333.15	371.28	235.42	264.46	978.54	1,020.76	349.76	104.66	74.01
05	1,288.57	208.30	129.88	92.84	157.03	95.94	336.03	187.62	412.23	21,088.54	3,301.26	367.73	233.16	261.92	969.17	1,011.00	349.76	96.55	68.27
06	1,205.65	194.89	121.52	86.87	146.92	89.76	314.40	175.54	385.70	20,269.56	3,173.05	353.45	224.11	251.75	931.53	971.73	349.76	93.53	66.14
07	1,217.69	196.84	122.73	87.74	148.39	90.66	317.54	177.30	389.55	21,526.42	3,369.80	375.36	238.00	267.36	989.30	1,031.99	349.76	102.57	72.53
09	1,190.40	192.43	119.98	85.77	145.06	88.63	310.43	173.32	380.82	21,407.08	3,351.12	373.28	236.68	265.88	983.81	1,026.27	349.76	114.89	81.24
10	1,290.08	208.54	130.03	92.95	157.21	96.05	336.42	187.84	412.71	25,626.47	4,011.64	446.86	283.34	318.29	1,177.72	1,228.55	372.66	152.49	107.83
11	1,371.68	221.73	138.25	98.83	167.16	102.13	357.70	199.72	438.82	20,345.71	3,184.97	354.77	224.95	252.70	935.03	975.38	349.76	129.91	91.87
6B	1,184.84	191.53	119.42	85.37	144.39	88.22	308.98	172.51	379.05	20,179.09	3,158.89	351.87	223.11	250.63	927.38	967.40	349.76	93.53	66.14
8A	1,253.26	202.59	126.32	90.30	152.72	93.31	326.82	182.47	400.93	22,104.76	3,460.34	385.45	244.40	274.55	1,015.87	1,059.71	349.76	103.72	73.35
8B	1,035.05	167.31	104.33	74.58	126.13	77.06	269.92	150.70	331.13	20,675.59	3,236.61	360.53	228.60	256.80	950.19	991.20	349.76	100.99	71.42

AHCA Contract No. FA971, Attachment I, Exhibit 2-NR, Page 1 of 5

Attachment I
Exhibit 2-NR
Medicaid Non-Reform HMO Capitation Rates
Effective September 1, 2013 – August 31, 2014
By Area, Age group and Eligibility Category

Table 3
General + MH + Dental Rates:

	TANF										SSI-N						SSI-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male
01	1,022.84	165.35	104.53	76.12	126.83	78.60	268.83	150.60	330.88	18,558.21	2,905.16	325.06	207.11	232.23	854.63	892.15	354.29	139.26	98.56
02	978.61	158.22	103.20	78.20	126.19	80.63	260.59	146.78	322.47	17,759.82	2,780.19	314,97	203.33	226.85	819.60	856.20	354.29	127.67	90.41
03	1,106.45	178.89	117.94	90.53	144.59	93.31	292.42	164.20	360.74	19,631.17	3,073.15	349.21	226.14	251.99	905.41	945.65	354.29	112.94	80.01
04	1,234.65	199.61	128.84	96.37	157.15	99.42	326.28	183.21	402.51	21,292.29	3,333.17	376.83	242.73	271.03	982.21	1,025.92	354.29	106.87	75.71
05	1,288.59	208.34	136.12	103.33	166.51	106.55	340.22	190.97	419.54	21,088.54	3,301.28	374.51	242.10	269.96	972.81	1,016.11	354.29	99.03	70.18
06	1,205.67	194.93	127.74	97.34	156.37	100.35	317.25	177.82	390.67	20,269.56	3,173.07	358.99	231.41	258.31	933.89	975.05	354.29	95.60	67.73
07	1,217.71	196.88	129.20	98.62	158.22	101.66	320.45	179.62	394.63	21,526.42	3,369.83	382.42	247.30	275.72	992.17	1,036.02	354.29	104.73	74.19
09	1,190.43	192.49	128.82	100.65	158.50	103.68	313.74	175.96	386.59	21,407.08	3,351.15	381.77	247.87	275.95	987.29	1,031.15	354.29	117.46	83.22
10	1,290.08	208.54	130.03	92.95	157.21	96.05	336.42	187.84	412.71	25,626.47	4,011.64	446.86	283.34	318.29	1,177.72	1,228.55	372.66	152.49	107.83
11	1,371.73	221.78	145.78	111.88	177.16	112.13	360.09	201.63	442.99	20,345.73	3,184.99	364.10	235.97	261.05	939.32	981.40	354.29	133.25	94.44
6B	1,184.86	191.57	125.64	95.84	153.85	98.81	311.82	174.78	384.00	20,179.09	3,158.91	357.40	230.40	257.18	929.71	970.67	354.29	95.60	67.73
8A	1,253.28	202.64	133.25	101.97	163.25	105.11	329.19	184.36	405.06	22,104.76	3,460-37	392.32	253.45	282.69	1,018.27	1,063.07	354.29	105.57	74.77
8B	1,035.07	167.36	111.61	86.82	137.19	89.44	272.31	152.61	335.29	20,675.59	3,236.63	366.95	237.06	264.41	952.67	994.68	354.29	102.97	72.94

Table 4
General + MH + Transportation Rates:
					TANF								SSI-N				SSI-B	SSA-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male
01	1,029.35	167.25	104.32	74.59	126.39	79.02	269.43	153.21	330.65	18,606.97	2,939.90	333.23	211.56	240.20	876.62	910.18	351.37	142.37	100.62
02	985.36	160.18	99.91	71.44	121.06	75.85	258.00	146.93	316.63	17,816.11	2,820.29	320.79	203.71	231.77	843.59	875.06	351.37	129.25	91.35
03	1,114.09	181.10	112.97	80.77	136.88	85.76	291.71	166.14	357.99	19,687.44	3,113.22	353.42	224.40	255.01	929.58	964.77	351.37	115.40	81.54
04	1,240.98	201.45	125.64	89.83	152.16	94.72	324.60	183.94	398.32	21,344.33	3,370.24	381.55	242.22	274.81	1,003.88	1,042.63	351.37	107.36	75.89
05	1,294.40	210.02	130.98	93.64	158.59	98.51	338.45	191.46	415.30	21,141.61	3,339.08	378.21	240.09	272.47	995.00	1,033.30	351.37	101.88	71.97
06	1,211.68	196.66	122.66	87.70	148.53	92.42	316.90	179.50	388.87	20,307.43	3,200.04	360.93	229.06	259.28	949.97	987.64	351.37	98.36	69.49
07	1,224.09	198.72	123.94	88.62	150.10	93.48	320.19	181.51	392.92	21,586.35	3,412.52	387.19	245.83	279.28	1,018.48	1,057.17	351.37	106.17	75.03
09	1,197.29	194.46	121.28	86.71	146.90	91.67	313.29	177.85	384.45	21,464.91	3,392.34	384.70	244.23	277.38	1,011.96	1,050.57	351.37	119.40	84.37
10	1,290.08	208.54	130.03	92.95	157.21	96.05	336.42	187.84	412.71	25,626.47	4,011.64	446.86	283.34	318.29	1,177.72	1,228.55	372.66	152.49	107.83
11	1,377.19	223.35	139.29	99.58	168.63	104.56	359.99	203.34	441.72	20,399.74	3,223.48	365.44	232.01	263.44	961.34	998.08	351.37	133.35	94.26
6B	1,190.72	193.26	120.53	86.18	145.96	90.82	311.42	176.38	382.15	20,217.00	3,185.91	359.35	228.06	258.17	945.84	983.33	351.37	98.36	69.49
8A	1,260.10	204.60	127.61	91.24	154.55	96.33	329.66	186.96	404.53	22,163.47	3,502.19	397.04	252.07	286.23	1,044.45	1,084.38	351.37	107.31	75.85
8B	1,042.68	169.55	105.77	75.62	128.17	80.43	273.09	155.72	335.15	20,731.98	3,276.80	371.66	235.96	268.01	977.64	1,014.89	351.37	105.23	74.36

AHCA Contract No. FA971, Attachment I, Exhibit 2-NR, Page 2 of 5

Attachment I
Exhibit 2-NR
Medicaid Non-Reform HMO Capitation Rates
Effective September 1, 2013 – August 31, 2014
By Area, Age group and Eligibility Category

Table 5
General + Transportation Rates:

	TANF										SSI-N						SSI-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male
01	1,029.26	167.19	102.75	66.60	118.50	71.13	262.53	146.31	326.08	18,606.67	2,939.60	319.46	175.70	208.96	818.66	888.79	346.15	125.15	83.40
02	985.27	160.09	97.40	58.69	108.48	63.27	247.00	135.93	309.34	17,815.58	2,819.76	295.96	139.06	175.44	739.08	836.49	346.15	112.03	74.13
03	1,114.02	181.03	111.08	71.13	127.37	76.25	283.40	157.83	352.48	19,687.12	3,112.90	338.67	186.00	221.56	867.51	941.86	346.15	98.18	64.32
04	1,240.88	201.35	122.94	76.11	138.62	81.18	312.76	172.10	390.48	21,343.97	3,369.88	364.80	198.62	236.82	933.39	1,016.61	346.15	90.14	58.67
05	1,294.31	209.93	128.45	80.78	145.90	85.82	327.36	180.37	407.95	21,141.18	3,338.65	358.25	188.13	227.20	911.00	1,002.30	346.15	84.66	54.75
06	1,211.62	196.60	120.96	79.04	139.99	83.88	309.43	172.03	383.92	20,307.13	3,199.74	347.20	193.32	228.14	892.19	966.32	346.15	81.14	52.27
07	1,223.97	198.60	120.68	72.04	133.74	77.12	305.88	167.20	383.44	21,585.87	3,412.04	364.74	187.37	228.35	923.98	1,022.29	346.15	88.95	57.81
09	1,197.19	194.36	118.39	71.99	132.38	77.15	300.59	165.15	376.04	21,464.25	3,391.68	354.09	164.52	207.94	883.11	1,003.01	346.15	102.18	67.15
10	1,289.99	208.45	127.41	79.64	144.08	82.92	324.94	176.36	405.10	25,625.79	4,010.96	415.30	201.15	246.69	1,044.86	1,179.51	367.44	135.27	90.61
11	1,377.10	223.26	136.73	86.57	155.80	91.73	348.77	192.12	434.29	20,399.07	3,222.81	334.56	151.61	193.40	831.38	950.11	346.15	116.13	77.04
6B	1,190.67	193.21	119.04	78.58	138.46	83.32	304.87	169.83	377.81	20,216.68	3,185.59	344.35	189.00	224.14	882.71	960.03	346.15	81.14	52.27
8A	1,260.03	204.53	125.54	80.70	144.15	85.93	320.57	177.87	398.51	22,163.09	3,501.01	379.31	205.90	246.00	969.81	1,056.83	346.15	90.09	58.63
8B	1,042.61	169.48	103.76	65.39	118.08	70.34	264.27	146.90	329.30	20,731.59	3,276.41	353.67	189.11	227.19	901.90	986.93	346.15	88.01	57.14

Table 6
General + Dental Rates:
	TANF										SSS-N						SSI-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male
01	1,022.78	165.29	102.96	68.13	118.94	70.71	261.93	143.70	326.31	18,557.91	2,904.86	311.29	171.25	200.99	796.67	870.76	349.07	122.04	81.34
02	978.52	158.13	100.69	65.45	113.61	68.05	249.59	135.78	315.18	17,759.29	2,779.66	290.14	138.68	170.52	715.09	817.63	349.07	110.45	73.19
03	1,106.38	178.82	116.05	80.89	135.08	83.80	284.11	155.89	355.23	19,630.85	3,072.83	334.46	187.74	218.54	843.34	922.74	349.07	95.72	62.79
04	1,234.55	199.51	126.14	82.65	143.61	85.88	314.44	171.37	394.67	21,291.93	3,332.81	360.08	199.13	233.04	911.72	999.90	349.07	89.65	58.49
05	1,288.50	208.25	133.59	90.47	153.82	93.86	329.13	179.88	412.19	21,088.11	3,300.85	354.55	190.14	224.69	888.81	985.11	349.07	81.81	52.96
06	1,205.61	194.87	126.04	88.68	147.83	91.81	309.78	170.35	385.72	20,269.26	3,172.77	345.26	195.67	227.17	876.11	953.73	349.07	78.38	50.51
07	1,217.59	196.76	125.94	82.04	141.86	85.30	306.14	165.31	385.15	21,525.94	3,369.35	359.97	188.84	224.79	897.67	1,001.14	349.07	87.51	56.97
09	1,190.33	192.39	125.93	85.93	143.98	89.16	301.04	163.26	378.18	21,406.42	3,350.49	351.16	168.16	206.51	858.44	983.59	349.07	100.24	66.00
10	1,289.99	208.45	127.41	79.64	144.08	82.92	324.94	176.36	405.10	25,625.79	4,010.96	415.30	201.15	246.69	1,044.86	1,179.51	367.44	135.27	90.61
11	1,371.64	221.69	143.22	98.87	164.33	99.30	348.87	190.41	435.56	20,345.06	3,184.32	333.22	155.57	191.01	809.36	933.43	349.07	116.03	77.22
SB	1,184.81	191.52	124.15	88.24	146.35	91.31	305.27	168.23	379.66	20,178.77	3,158.59	342.40	191.34	223.15	866.58	947.37	349.07	78.38	50.51
8A	1,253.21	202.57	131.18	91.43	152.85	94.71	320.10	175.27	399.04	22,104.38	3,459.99	374.59	207.28	242.46	943.63	1,035.52	349.07	88.35	57.55
8B	1,035.00	167.29	109.60	76.59	127.10	79.35	263.49	143.79	329.44	20,675.20	3,236.24	348.96	190.21	223.59	876.93	966.72	349.07	85.75	55.72

AHCA Contract No. FA971, Attachment I, Exhibit 2-NR, Page 3 of 5

Attachment I
Exhibit 2-NR
Medicaid Non-Reform HMO Capitation Rates
Effective September 1, 2013 – August 31, 2014
By Area, Age group and Eligibility Category

Table 7
General + Dental + Transportation Rates:

	TANF										SSI-N						SSI-B		SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHM0+2M0	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Mate	Female	Male
01	1,029.29	167.20	104.19	69.02	120.68	73.58	264.63	147.98	329.74	18,606.67	2,939.61	320.92	177.62	210.69	820.41	891.25	350.68	126.57	84.49
02	985.29	160.12	101.97	66.38	115.42	71.04	252.40	140.23	318.75	17,815.58	2,819.78	301.25	146.03	181.71	742.49	841.28	350.68	114.13	75.75
03	1,114.04	181.07	117.50	81.94	137.13	87.18	287.29	160.93	359.26	19,687.12	3,112.93	345.57	195.09	229.73	870.73	946.38	350.68	100.61	66.19
04	1,240.90	201.38	127.34	83.52	145.31	88.68	317.08	175.55	398.01	21,343.97	3,369.90	370.35	205.93	243.39	937.06	1,021.77	350.68	92.35	60.37
05	1,294.33	209.97	134.69	91.27	155.38	96.43	331.55	183.72	415.26	21,141.18	3,338.67	365.03	197.07	235.24	914.64	1,007.41	350.68	87.14	56.66
06	1,211.64	196.64	127.18	89.51	149.44	94.47	312.28	174.31	388.89	20,307.13	3,199.76	352.74	200.62	234.70	894.55	969.64	350.68	83.21	53.86
07	1,223.99	198.64	127.15	82.92	143.57	88.12	308.79	169.52	388.52	21,585.87	3,412.07	371.80	196.67	236.71	926.85	1,026.32	350.68	91.11	59.47
09	1,197.22	194.42	127.23	86.87	145.82	92.20	303.90	167.79	381.81	21,464.25	3,391.71	362.58	175.71	218.01	886.59	1,007.89	350.68	104.75	69.13
10	1,289.99	208.45	127.41	79.64	144.08	82.92	324.94	176.36	405.10	25,625.79	4,010.96	415.30	201.15	246.69	1,044.86	1,179.51	367.44	135.27	90.61
11	1,377.15	223.31	144.26	99.62	165.80	101.73	351.16	194.03	438.46	20,399.09	3,222.83	343.89	162.63	201.75	835.67	956.13	350.68	119.47	79.61
6B	1,190.69	193.25	125.26	89.05	147.92	93.91	307.71	172.10	382.76	20,216.68	3,185.61	349.88	196.29	230.69	885.04	963.30	350.68	83.21	53.86
8A	1,260.05	204.58	132.47	92.37	154.68	97.73	322.94	179.76	402.64	22,163.09	3,501.84	386.18	214.95	254.14	972.21	1,060.19	350.68	91.94	60.05
8B	1,042.63	169.53	111.04	77.63	129.14	82.72	266.66	148.81	333.46	20,731.59	3,276.43	360.09	197.57	234.80	904.38	990.41	350.68	89.99	58.66

Table 8
General + Mental Health + Dental + Transportation Rates:

Area	TANF										SSI-N						SSI-B	SSI-AB
	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male
01	1,029.35	167.26	105.76	77.01	128.57	81.47	271.53	154.88	334.31	18,606.97	2,939.91	334.69	213.48	241.93	878.37	912.64	355.90	143.79	101.71
02	985.38	160.21	104.48	79.13	128.00	83.62	263.40	151.23	326.04	17,816.11	2,820.31	326.08	210.68	238.04	847.00	879.85	355.90	131.35	92.97
03	1,114.11	181.14	119.39	91.58	146.64	96.69	295.60	169.24	364.77	19,687.44	3,113.25	360.32	233.49	263.18	932.80	969.29	355.90	117.83	83.41
04	1,241.00	201.48	130.04	97.24	158.85	102.22	328.92	187.39	405.85	21,344.33	3,370.26	387.10	249.53	281.38	1,007.55	1,047.79	355.90	109.57	77.59
05	1,294.42	210.06	137.22	104.13	168.07	109.12	342.64	194.81	422.61	21,141.61	3,339.10	384.99	249.03	280.51	998.64	1,038.41	355.90	104.36	73.88
06	1,211.70	196.70	128.88	98.17	157.98	103.01	319.75	181.78	393.84	20,307.43	3,200.06	366.47	236.36	265.84	952.33	990.96	355.90	100.43	71.08
07	1,224.11	198.76	130.41	99.50	159.93	104.48	323.10	183.83	398.00	21,586.35	3,412.55	394.25	255.13	287.64	1,021.35	1,061.20	355.90	108.33	76.69
09	1,197.32	194.52	130.12	101.59	160.34	106.72	316.60	180.49	390.22	21,464.91	3,392.37	393.19	255.42	287.45	1,015.44	1,055.45	355.90	121.97	86.35
10	1,290.08	208.54	130.03	92.95	157.21	96.05	336.42	187.84	412.71	25,626.47	4,011.64	446.86	283.34	318.29	1,177.72	1,228.55	372.66	152.49	107.83
11	1,377.24	223.40	146.82	112.63	178.63	114.56	362.38	205.25	445.89	20,399.76	3,223.50	374.77	243.03	271.79	965.63	1,004.10	355.90	136.69	96.83
6B	1,190.74	193.30	126.75	96.65	155.42	101.41	314.26	178.65	387.10	20,217.00	3,185.93	364.88	235.35	264.72	948.17	986.60	355.90	100.43	71.08
8A	1,260.12	204.65	134.54	102.91	165.08	108.13	332.03	188.85	408.66	22,163.47	3,502.22	403.91	261.12	294.37	1,046.85	1,087.74	355.90	109.16	77.27
8B	1,042.70	169.60	113.05	87.86	139.23	92.81	275.48	157.63	339.31	20,731.98	3,276.82	378.08	244.42	275.62	980.12	1,018.37	355.90	107.21	75.88

AHCA Contract No. FA971, Attachment I, Exhibit 2-NR, Page 4 of 5

Attachment I
Exhibit 2-NR
Medicaid Non-Reform HMO Capitation Rates
Effective September 1, 2013 – August 31, 2014
By Area, Age group and Eligibility Category

Table 9
Mental Health Rates:

	TANF										SSI-N						SSI-S		SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male
01	0.06	0.06	1.57	7.99	7.89	7.89	6.90	6.90	4.57	0.30	0.30	13.77	35.86	31.24	57.96	21.39	5.22	17.22	17.22
02	0.09	0.09	2.51	12.75	12.58	12.58	11.00	11.00	7.29	0.53	0.53	24.83	64.65	56.33	104.51	38.57	5.22	17.22	17.22
03	0.07	0.07	1.89	9.64	9.51	9.51	8.31	8.31	5.51	0.32	0.32	14.75	38.40	33.45	62.07	22.91	5.22	17.22	17.22
04	0.10	0.10	2.70	13.72	13.54	13.54	11.84	11.84	7.84	0.36	0.36	16.75	43.60	37.99	70.49	26.02	5.22	17.22	17.22
05	0.09	0.09	2.53	12.86	12.69	12.69	11.09	11,09	7.35	0.43	0.43	19.96	51.96	45.27	84.00	31.00	5.22	17.22	17.22
06	0.06	0.06	1.70	8.66	8.54	8.54	7.47	7.47	4.95	0.30	0.30	13.73	35.74	31.14	57.78	21.32	5.22	17.22	17.22
07	0.12	0.12	3.26	16.58	16.36	16.36	14.31	14.31	9.48	0.48	0.48	22.45	58.46	50.93	94.50	34.88	5.22	17.22	17.22
09	0.10	0.10	2.89	14.72	14.52	14.52	12.70	12.70	8.41	0.66	0.66	30.61	79.71	69.44	128.85	47.56	5.22	17.22	17.22
10	0.09	0.09	2.62	13.31	13.13	13.13	11.48	11.48	7.61	0.68	0.68	31.56	82.19	71.60	132.86	49.04	5.22	17.22	17.22
11	0.09	0.09	2.56	13.01	12.83	12.83	11.22	11.22	7.43	0.67	0.67	30.88	80.40	70.04	129.96	47.97	5.22	17.22	17.22
6B	0.05	0.05	1.49	7.60	7.50	7.50	6.55	6.55	4.34	0.32	0,32	15.00	39.06	34.03	63.13	23.30	5.22	17.22	17.22
8A	0.07	0.07	2.07	10.54	10.40	10.40	9.09	9.09	6.02	0.38	0.38	17.73	46.17	40.23	74.64	27.55	5.22	17.22	17.22
8B	0.07	0.07	2.01	10.23	10.09	10.09	8.82	3.82	5.85	0.39	0.33	17.99	46.85	40.82	75.74	27.96	5.22	17.22	17.22

Area	Corresponding Counties

Area 1	Escambia, Okaloosa, Santa Rosa, Walton
Area 2	Bay, Calhoun, Franklin, Gadsden, Gulf, Holmes, Jackson, Jefferson, Leon, Liberty, Madison, Taylor, Washington, Wakulla
Area 3	Alachua, Bradford, Citrus, Columbia, Dixie, Gilchrist, Hamiliton, Hernando, Lafayette, Lake, Levy, Marion, Putnam, Sumter, Suwannee, Union
Area 4	Baker, Clay, Duval, Flagler, Nassau, St Johns, Volusia
Area 5	Pasco, Pinellas
Area 6	Hardee, Highlands, Manatee, Polk
Area 6B	Hillsborough
Area 7	Brevard, Orange, Osceola, Seminole
Area 8A	Lee
Area 8B	Charlotte, Collier, De Soto, Glades, Hendry, Sarasota
Area 9	Indian River, Okeechobee, SL Lucie, Martin, Palm Beach
Area 10	Broward
Area 11	Dade, Monroe

AHCA Contract No. FA971, Attachment I, Exhibit 2-NR, Page 5 of 5